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Exhibit 10.3

                         INTERMEDIA COMMUNICATIONS INC.
                         1997 EQUITY PARTICIPATION PLAN
                                      FOR
                THE BENEFIT OF EMPLOYEES OF DIGEX, INCORPORATED


                 In connection with the merger (the "Merger") of Intermedia Communications Inc (the "Company") with DIGEX, Incorporated ("DIGEX") the Company assumed the DIGEX, Incorporated 1996 Equity Participation Plan (the "1996 Plan") and all outstanding options to acquire DIGEX common stock granted thereunder. No awards will be granted under the plan after the consummation of the Merger. This 1997 Equity Participation Plan for the Benefit of Employees of DIGEX, Incorporated (the "Plan") is a restatement (the "Restatement") of the 1996 Plan as assumed by the Company. Because only nonqualified options to acquire DIGEX common stock were granted under the 1996 Plan, the Restatement deletes all references to other types of awards which had been permitted under the 1996 Plan.

                 The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

                 The purposes of the 1996 Plan when adopted were as follows:

                 (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of DIGEX by personally benefiting through the ownership of DIGEX stock and/or rights which recognize such growth, development and financial success.

                 (2) To enable DIGEX to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of DIGEX by offering them an opportunity to own stock in DIGEX and/or rights which will reflect the growth, development and financial success of DIGEX.

                 The Company assumed the 1996 Plan in order to encourage the recipients of awards under such plan to continue to exert their maximum efforts to the success of the Company and DIGEX.


ARTICLE 1

                                  DEFINITIONS

                 1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.



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                 1.2      Award Limit.  "Award Limit" shall mean 28,756. shares
of Common Stock.

                 1.3 Board. "Board" shall mean the Board of Directors of the Company.

                 1.4 Change in Control. "Change in Control" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                 (1) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company; or

                 (2) any merger or consolidation immediately after which securities possessing more than fifty percent (50%) of the total voting power of the outstanding voting securities of the entity that survives the merger or consolidation are owned by persons different from those who held more than fifty percent (50%) of the total outstanding voting securities of the Company immediately prior to such merger or consolidation.

                 1.5 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 1.6 Committee. "Committee" shall mean the committee appointed by the Board.

                 1.7 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

                 1.8      Company.  "Company" shall mean Intermedia
Communications, Inc.

                 1.9 DIGEX. "DIGEX" shall mean DIGEX, Incorporated, a Delaware Corporation.

                 1.10 DIGEX Board. "DIGEX Board" shall mean the Board of Directors of DIGEX.

                 1.11 Director. "Director" shall mean a member of the DIGEX Board.

                 1.12 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of DIGEX prior to the merger of the Company and DIGEX, or of any corporation which was a subsidiary of DIGEX.





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                 1.13     Exchange Act.  "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended.

                 1.14 Fair Market Value. "Fair Market Value" shall mean the average of the closing prices of the sales of Common Stock as of such date on all national securities exchanges on which such securities may at the time be listed, or, if there had been no sales on any such exchange on such date, the average of the highest bid and lowest asked prices on all such exchanges at the close of business of such date, or, if on any date no such shares of Common Stock were listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any date such securities were not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over the period of the 20 consecutive business days prior to the date of determination.

                 1.15 Independent Director. "Independent Director" shall mean a member of the DIGEX Board prior to the merger of the Company and DIGEX and who was not an employee of DIGEX.

                 1.16 Option. "Option" shall mean a stock option granted under this Plan. Prior to the Restatement Options granted under the Plan did not qualify as incentive stock options within the meaning of Section 422 of the Code.

                 1.17 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

                 1.18 Restatement. "Restatement" shall mean the restatement of the 1996 Plan to this Plan.

                 1.19 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                 1.20 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 1.21 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary.
The Committee, in its sole discretion, shall determine the effect of all matters and questions relating




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to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                 1.22 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, removal, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

                 1.23 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the sole discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the sole discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Optionee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.





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ARTICLE 2

                             SHARES SUBJECT TO PLAN

                 2.1      Shares Subject to Plan.

                 (a) Subject to adjustment as provided in Section 7.3, below the maximum number of shares of the Company's Common Stock which may be issued and sold under the Plan is 824,610 shares.

                 (b) Prior to the Restatement, the maximum number of shares which could be subject to Options under the 1996 Plan to any individual in a calendar year could not exceed the Award Limit.


ARTICLE 3

                              GRANTING OF OPTIONS

                 3.1 Eligibility. After the Restatement, no person shall be eligible for Option grants.


ARTICLE 4

                                TERMS OF OPTIONS

                 4.1 Option Agreement. Each Option is subject to such terms and conditions as set forth in the applicable Option Agreement; provided, however, that the Company shall be deemed added or substituted for DIGEX, where appropriate in the Option Agreement.

                 4.2 Option Price. The price per share of the shares subject to each Option shall equal the price set forth in the applicable Option Agreement as appropriately adjusted pursuant to Section 2.9 of the Agreement and Plan of Merger, dated June 24, 1997, by and among the Company, Daylight Acquisition Corp. and DIGEX.

                 4.3 Option Term. The term of an Option shall be as set forth in the applicable Option Agreement. The Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

                 4.4      Option Vesting




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                (1)    The period during which the right to exercise an
Option in whole or in part vests in the Optionee shall be as set forth in the applicable Option Agreement. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except a Formula Option granted to an Independent Director) vests.

                (2) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided in the Option Agreement or by action of the Committee following the grant of the Option.

                 4.5 Rights to Employment. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.


ARTICLE 5

                              EXERCISE OF OPTIONS

                 5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part subject to the terms of the applicable Option Agreement.

                 5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                 (1) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                 (2) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;






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                 (3)      In the event that the Option shall be exercised
pursuant to Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                 (4) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its sole discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                 5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                 (1) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                 (2) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;





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                 (3)    The obtaining of any approval or other clearance from
any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

                 (4) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

                 (5) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                 5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                 5.5      Ownership and Transfer Restrictions.   The shares
purchasable upon the exercise of an Option shall be subject to such restrictions on the ownership and transferability as are set forth in the respective Option Agreements and such restrictions may be referred to on the certificates evidencing such shares. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                 5.6 Limitations on Exercise of Formula Options Granted to Independent Directors. No Formula Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                 (1) the expiration of twelve (12) months from the date of the Optionee's death;

                 (2) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                 (3) the expiration of thirty (30) days from the date of the Optionee's Termination of Directorship by reason of removal for cause, as determined by the Board;

                 (4) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than removal for cause or the Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

                 (5) The expiration of ten years from the date the Option was granted.






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ARTICLE 6

                                 ADMINISTRATION

                 6.1 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, are granted and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

                 6.2 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                 6.3 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE 7

                            MISCELLANEOUS PROVISIONS

                 7.1      Not Transferable.

                 (1) Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than (i) a transfer made in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which, a partnership (general or limited) the partners of






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which, or a limited liability company the members of which, may include only the Optionee, his or her spouse or his or her lineal descendants by blood or adoption; provided that such transfer is made expressly subject to this Plan and that the transferee agrees in writing to be bound by the terms and conditions of this Plan as if such transferee were the Optionee; (ii) by will or the laws of descent and distribution; or (iii) pursuant to a DRO, unless and until such Options have been exercised, or the shares underlying such options have been issued, and all restrictions applicable to such shares have lapsed. No Option shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                 (2) During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to the provisions of this Section 7.1. After the death of the Optionee or permitted transferee, any exercisable portion of an option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased's will or under the then applicable laws of descent and distribution.

                 7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options alter or impair any rights or obligations under any outstanding Options unless the applicable Option Agreement itself otherwise expressly so provides.

                 7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                 (1) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Change in Control), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the





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Committee's sole discretion (or in the case of Options granted to Independent
Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                          (1) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

                          (2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                          (3)     the exercise price with respect to any Option.

                 (2) Subject to Section 7.3, in the event of any Change in Control or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                          (1) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                          (2) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of




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                 such Option, or by action taken prior to the occurrence
                 of such transaction or event that it cannot be exercised after such event;

                          (3) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                          (4) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                          (5) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, and Options, which may be granted in the future.

                 (3) With respect to Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option shall always be rounded to the next whole number.

                 7.4 Effective Date. This Restatement of the 1996 Plan shall be effective as of the merger of the Company and DIGEX.





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                 7.5      Tax Withholding.  The Company shall be entitled to
require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the exercise of any Option. The Committee (or the Board, in the case of options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

                 7.6 Loans. The Committee may, in its sole discretion, extend one or more loans to Optionees in connection with the exercise of an Option. The terms and conditions of any such loan shall be set by the Committee.

                 7.7 Limitations Applicable to Section 16 Persons and Performance Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

                 7.8 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees, directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

                 7.9 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing,







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regulatory or governmental authority as may, in the opinion of counsel for the
Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan or Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                 7.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                 7.11 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Florida without regard to conflicts of laws thereof.

                                    *  *  *




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